January 29, 2018

Dear Shareholder,

The Paradigm Micro-Cap Fund (PVIVX) declined 0.49% in the fourth quarter of 2017, compared to a gain of 1.80% for the benchmark Russell Microcap. For the one-year period, the Fund returned 15.79%, compared to 13.17% for the benchmark Russell Microcap. Since inception, the Fund has returned 8.46% per year, compared to a 7.69% annualized return for the Russell Microcap*.

2017 was a year that proved to be a surprise to the upside, as little appeared to rattle the equity markets despite many possible pitfalls along the way. Growth outperformed value and large outperformed small. From a contrarian perspective, we view this as a gift, so to speak, in that these near-term trends should revert to the mean at some point, and once more become a tailwind for the Fund. US equity markets have seen two very strong sequential years, and the question on everyone’s mind is how long this trend can continue.

On a positive note, both the US and global economies are humming along. The most recent set of macro reports showed consistently strong and expansionary PMI reports across the US, Europe and Asia. All of these geographies appear to be in synchronous sweet spots currently, as robust, broad-based economic growth rolls on while inflationary pressures remain mild. In the US specifically, ISM data and employment numbers both continue to improve. Wage growth appears to be gaining traction, in a positive sign for the blue collar workers who have yet to see much economic upside from the US recovery. The unemployment level has held steady at 4.1%, a 17-year low. Still further, the housing market appears to be stable, with housing starts still growing robustly. Energy prices remain relatively stable, further benefiting the US consumer wallet and confidence.

In terms of potential headwinds to the US economy, concerns include the specter of inflation, which has most recently been evidenced in elevated freight and shipping costs. As the labor market tightens, there will be inevitable wage pressure, which could become a headwind from a corporate perspective. On the healthcare front, the repeal of the ACA mandate, combined with reduced Medicare and Medicaid reimbursement will put continued pressure on the provider universe. As in 2017, we continue to view the US political environment as a wild card, as are any unknown geopolitical tensions or conflicts. Even in the absence of a particular event, the current lack of clarity around a coherent vision or message from Washington presents an environment of uncertainty that may delay corporate investment.

The Consumer Discretionary sector was the largest contributor to performance in the fourth quarter by a considerable margin, driven by strong stock selection. Portfolio holdings in the sector appreciated 13.69% in the quarter, compared to a gain of 8.37% for the benchmark sector. This performance was driven primarily by retail holdings in the quarter, lending credence to management’s contrarian conviction in retail early in the year.

The Information Technology sector was most challenging in the quarter due primarily to setbacks in semiconductor holdings.

A year ago, the US was still digesting the outcome of the presidential election as well as speculation around a Republican-driven easing of the tax policy. A year later, a new tax bill has just come over the transom, with a favorable response from corporate America. While it is still too early to estimate the actual implications on a company-specific level, this is an area of investment opportunity from our view. While larger, more widely followed companies may already have the expected tax upside baked into their stock prices, the small-cap universe, in its inherent inefficiency, should present greater opportunity. For those companies that have little or no sellside coverage, there could be true new information brought to bear, in terms of companies’ actual cash tax benefit and the potential flow through to both earnings and free cash flows.

As we begin 2018, it is difficult to imagine experiencing a third year of continued broad strength in equity markets. That being said, remaining fully invested in 2017 was critical to performance and took courage amidst a host of uncertainties. While investment pundits are busy second-guessing the direction of the markets from here, we continue to focus on our individual holdings. When we look at our universe and speak with our managements, we still see significant runway ahead. We believe that some sectors are in the relatively early innings, and there are many stocks that still appear inexpensive on a valuation basis. Many of our holdings have very strong free cash flows, active share repurchase programs, and strong balance sheets. All this is occurring against a very healthy macro backdrop of coordinated global growth, which should provide a stable foundation for downside support.

As we embark upon a new year, we thank you for your ongoing support and your investment with Paradigm Capital Management.

Sincerely,

/s/ Candace King Weir Candace King Weir	/s/ Amelia Farley Weir Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

CKW & AFW/mbr Enclosures

*During the one year period ended December 31, 2017, the Paradigm Micro-Cap Fund returned 15.79%, compared to 13.17% for the Russell Microcap Index. The Paradigm Micro-Cap Fund’s average annual return for the five year period ended December 31, 2017 was 13.81% compared to 14.29% for the Russell Microcap Index. Since Inception (1/1/2008) to December 31, 2017, the Paradigm Micro-Cap Fund’s average annual return was 8.46% compared to 7.69% for the Russell Microcap Index. As of the Fund’s most recent prospectus dated April 30, 2017, the Fund’s total expense ratio is 1.26% . Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.